SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) November 15,
1995


                 FISCHER-WATT GOLD COMPANY, INC.
        (Exact name of registrant as specified in charter)


           NEVADA               0-17386            88-0227654
(State or other jurisdiction  (Commission      (I.R.S. Employer
      of incorporation)       file number)    Identification No.)

   1410 Cherrywood Drive    Coeur d'Alene, Idaho      83814
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  208-664-6757

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Item 5.   Other Events

Pursuant to Rule 135c(d), notice was given by the registrant that it has made an offering of securities not registered or required to be registered under the Securities Act of 1933 in the form of a news release, dated November 15, 1995, a copy of which is filed with this report.

(c)  Exhibits
Item     601 Code                  Exhibit

1         99         News release dated November 15, 1995




                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Fischer-Watt Gold Company, Inc.


Dated November 16, 1995          /s/  George Beattie, President


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